Revenue and Cost of Goods & Services Sold	12 Months Ended
Dec. 31, 2022
Revenue and Cost of goods & services sold [abstract]
Revenue and Cost of goods & services sold

NOTE 4: Revenue and Cost of goods & services sold

Revenue

Thousands of $ For the years ended December 31	2022	2021	2020
Services	36,965	21,937	18,064
Licenses	25	250	250
Royalties and other revenues	64	52	146
Total revenue	37,054	22,239	18,460

Revenues related to services are recognized at a point in time while licenses, royalties and other revenues are generally recognized over time as described in Note 2.7.

The Company did not recognize any contract assets or contracts liabilities.

Total revenue for 2022 was $37.1 million, an increase of 67% as compared to total revenue of $22.2 million for 2021. Excluding revenues from the recently acquired GPS test, total revenue for 2022 was $27.7 million, an increase of 25% versus 2021. Total revenue of $22.2 million for 2021 increased of 20% compared to total revenue of $18.5 million for 2020. Revenues from sales of Confirm mdx accounted for 59%, 91%, and 94% of total revenues in 2022, 2021, and 2020, respectively. 2022 revenues were comprised of $21.8 million from Confirm mdx, $9.3 million from GPS, $4.9 million from Resolve mdx, with the remaining revenues from Select mdx and other.

Medicare

Reimbursement for diagnostic tests furnished to Medicare beneficiaries (typically patients aged 65 or older) is usually based on a fee schedule set by the U.S. Centers for Medicare & Medicaid Services (“CMS”), a division of the U.S. Department of Health and Human Services (“HHS”). As a Medicare-enrolled service provider, the Company bills the regional Medicare Administrative Contractor (“MAC”) for CMS that covers the region where the testing service is performed by the Company. The Confirm mdx test obtained a positive Medicare local coverage determination (“LCD”) in 2014, and the GPS test obtained a positive Medicare coverage LCD in 2015, each of which provides coverage for Medicare patients throughout the United States.

In July 2022, a foundational LCD covering the indication for the Select mdx test became effective under the Molecular Diagnostic Services Program (“MolDX”), administered by Palmetto GBA, which handles technical assessments for U.S. laboratories that perform molecular diagnostic testing. Under the foundational LCD process recently implemented by MolDX, all tests within an LCD-covered indication must submit a technical assessment (“TA”) for review and consideration. A technical assessment requesting coverage for Select mdx has been submitted and the Company is engaged in an interactive review process with MolDX. Based on the Company’s most recent communications with MolDX, a final coverage decision is not expected until mid-year 2023. A final determination with respect to Medicare coverage and reimbursement of the Select mdx test therefore remains pending, and there can be no assurance that such coverage and reimbursement will be granted or, if granted, that it will be maintained.

In 2022, Medicare represented the only payer generating over 10% of the Company’s revenues, for a total of $15.8 million (2021: $8.5 million; 2020: 8.2 million).

At the end of 2022, the Company had concluded agreements with 129 commercial payors for Confirm mdx (2021: 119; 2020: 107) and 62 commercial payors for Select mdx (2021: 54; 2020: 42).

Segment revenue

The Company does not distinguish different business segments since most revenues are generated from clinical laboratory service testing, or the out-licensing of the Company’s patented DNA methylation platform and biomarkers. However, the Company does distinguish different geographical operating segments based on revenue since the revenues are generated both in United States of America and Europe.

In 2022, the Company earned 99.8% (2021: 98.6%; 2020: 97.9%) of its revenue from external customers from its clinical laboratory testing services and out-licensing of intellectual property. In 2022, the clinical laboratory testing in the U.S. CLIA laboratory represented 99% of the Company’s revenue (2021: 97%; 2020: 95%), while the out-licensing of intellectual property revenue in Europe represented less than 1% (2021: 1.5%; 2020: 3%).

The amount of its revenue from external customers broken down by location is shown in the table below:

Thousands of $ For the years ended December 31	2022	2021	2020
United States of America	36,768	21,785	17,760
Europe	277	441	679
Rest of the world	9	13	21
Total segment revenue	37,054	22,239	18,460

At the end of 2022, 93% of the non-current assets were located in the US (2021: 38%; 2020: 40%) and the remaining 7% in Europe (2021: 62%; 2020: 60%). The increase in non-current assets located in the U.S. is mainly due to acquired intangible assets in the GPS business combination as detailed in Note 3.

Cost of goods & services sold

Thousands of $ For the years ended December 31	2022	2021	2020
Cost of goods & services sold	17,835	11,675	10,416
Total cost of goods & services sold	17,835	11,675	10,416

The costs of goods & services sold include the costs associated with providing testing services to third parties and include the cost of materials, labor (including salaries, bonuses, and benefits), transportation, collection kits, and allocated overhead costs associated with processing samples. Allocated overhead costs include depreciation of laboratory equipment, facility occupancy and information technology costs. Costs associated with processing samples are expensed when incurred, regardless of the timing of revenue recognition.